UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 14, 2025
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BigBear.ai Holdings, Inc.
(Exact name of Registrant as Specified in its Charter)
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Delaware	001-40031	85-4164597
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification Number)

7950 Jones Branch Drive, First Floor, North Tower
McLean, VA 22102
(Address of principal executive offices) (Zip Code)
(410) 312-0885
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common stock, $0.0001 par value	BBAI	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	BBAI.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2025, the Board of Directors (the "Board") of BigBear.ai Holdings, Inc., a Delaware corporation (the "Corporation"), appointed Sean R. Ricker as Chief Financial Officer. Mr. Ricker served as interim Chief Financial Officer since June 6, 2025.

In connection with Mr. Ricker’s election as Chief Financial Officer and pursuant to his offer letter dated October 9, 2025 (the “Offer Letter”), Mr. Ricker will be entitled to the following compensation: (i) an annualized base salary of $420,000; (ii) eligibility to participate in the Corporation's short-term incentive program with an annual bonus target of 100% of his base compensation; (iii) a retention award in the form of 200,000 Restricted Stock Units, which are scheduled to vest as follows: 50% on the first anniversary of the grant date, and 50% on the second anniversary of the grant date; (iv) beginning in 2025 and subject to Compensation Committee approval, a recurring annual grant estimated to be valued at 100% of base compensation and split (at the Compensation Committee's discretion) between restricted stock units, performance stock units, stock options and other long-term incentive vehicles; and (v) eligibility to participate in the Corporation's employee benefit plans and programs in accordance with the terms and conditions of the applicable plans and programs.

Mr. Ricker, age 38, previously served as the Corporation's Chief Accounting Officer from August 2022 to June 2025. He had previously served as Corporate Controller since April 2021. Prior to that, Mr. Ricker was a Director at MorganFranklin Consulting (now Highspring) from 2019-2021. As the Chief Accounting Officer, Mr. Ricker previously signed the Company's standard indemnification agreement. In connection with his election as Chief Financial Officer, Mr. Ricker shall continue to serve as the Corporation's principal accounting officer.

There are no arrangements or understandings between Mr. Ricker and any other person pursuant to which Mr. Ricker was appointed as Chief Financial Officer. There are no family relationships among any of the Corporation's directors or executive officers and Mr. Ricker.

The foregoing description of the Offer Letter is qualified in its entirety by reference to the complete text of the Offer Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
(d) Exhibits:

Exhibit No.	Description
10.1	Offer Letter dated as of October 9, 2025 between BigBear.ai Holdings, Inc. and Sean R. Ricker
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 14, 2025

BIGBEAR.AI HOLDINGS, INC.

By:	/s/ Carolyn Blankenship
Name:	Carolyn Blankenship
Title:	General Counsel and Secretary